As filed with the Securities and Exchange Commission
                               on April 30, 1997

                                               Registration No. 333-07759
        -----------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                        ---------------------------------

                        United States Filter Corporation
             (Exact name of registrant as specified in its charter)

DELAWARE                                       33-0266015
(State or other jurisdiction                   (I.R.S. Employer
of incorporation or organization)              Identification No.)

                               40-004 COOK STREET
                          PALM DESERT, CALIFORNIA 92211
                                 (619) 340-0098
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                              -------------------

                               DAMIAN C. GEORGINO
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                        UNITED STATES FILTER CORPORATION
                               40-004 COOK STREET
                          PALM DESERT, CALIFORNIA 92211
                                 (619) 340-0098
                    (Name, address, including zip code, and
         telephone number, including area code, of agent for service)
                              -------------------

                                    Copy to:
                                JANICE C. HARTMAN
                           KIRKPATRICK & LOCKHART LLP
                              1500 OLIVER BUILDING
                         PITTSBURGH, PENNSYLVANIA 15222
                                 (412) 355-6500

      The Registrant hereby removes from registration 25,300 shares of its Common Stock, $.01 par value, representing the securities which remain unsold by the Selling Stockholders named in the Prospectus included in this Registration
Statement, the Company's obligation to keep this Registration Statement effective having expired.

                                    SIGNATURE
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-07759 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Desert, State of California, on April 30, 1997.

                              UNITED STATES FILTER CORPORATION

                              By:   /s/ Damian C. Georgino
                                    ---------------------------
                                    Damian C. Georgino
                                    Vice President, General Counsel
                                    and Secretary